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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        Commission File Number:
                  FEBRUARY 9, 1998                              0-21213



                            LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                                        54-1807038
      (State or other jurisdiction                             (IRS Employer
            of incorporation)                             Identification Number)



                            7925 JONES BRANCH DRIVE
                            MCLEAN, VIRGINIA  22102
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (703) 873-2000


         (Former name or former address, if changed since last report)

                                 NOT APPLICABLE
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                            LCC INTERNATIONAL, INC.

ITEM 5           OTHER EVENTS

         On February 9, 1998, LCC International, Inc. ("LCC") issued a press release announcing that the Board of Directors of LCC had unanimously voted to authorize the purchase, through open market transactions, of up to one million shares of LCC's class A common stock, par value $.01 ("Class A Common Stock"), over the next twelve months. The actual timing and blocks of shares of Class A Common Stock to be purchased will depend on a variety of factors, including price and other market conditions.

         The February 9, 1998 press release also reports LCC's earnings for the fourth quarter ended December 31, 1997.

         Enclosed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the February 9, 1998 press release.

ITEM 7           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c)      Exhibits.

99. Press Release, dated February 9, 1998, announcing LCC's fourth quarter results and the Board of Directors' decision to authorize the open market purchase of Class A Common Stock.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LCC INTERNATIONAL, INC.


Date:  February 13, 1998                         By:  /s/ Richard Hozik
                                                      ------------------------
                                                 Richard Hozik
                                                 Senior Vice President and Chief
                                                        Financial Officer





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                                 EXHIBIT INDEX


Exhibit                Description                                          Page
-------                -----------                                          ----
  99.           Press Release dated February 9, 1998